SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                    July 5, 2001
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                           SOS STAFFING SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


          Utah                             0-26094                 87-0295503
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(State or other jurisdiction             (Commission            (IRS Employer ID
of incorporation)                        File Number)                Number)


1415 South Main, Salt Lake City, Utah                                      84115
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(Address of principal executive offices)                              (Zip Code)


Registrant's Telephone Number, including area code:               (801) 484-4400
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(Former name or former address, if changed since last report)




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Item 5.   Other Events.
          ------------

          As of June 29, 2001, SOS Staffing Services, Inc. (the "Company") entered into a Third Amendment to Amended and Restated Credit Agreement (the "Amendment") with Wells Fargo Bank Northwest, N.A. ("Wells Fargo") and Bank One, NA ("Bank One") (collectively, the "Lenders") to extend the Company's line of credit, which expired July 1, 2001. Pursuant to the Amendment, the Company's line of credit was reduced to $18,000,000, $8,000,000 of which is available for borrowing in cash, with a maturity date of June 30, 2002, and $10,000,000 of which is available under letters of credit to be issued solely as required by the Company's worker's compensation insurance providers, with a maturity date of January 1, 2003. Also pursuant to the Amendment, certain financial covenants of the Company were modified. On July 5, 2001, the Company paid $12,500,000 (the "Payment") to the Lenders to reduce the amount of debt outstanding under the credit facility in order to comply with the cash borrowing provisions of the Amendment. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

          As a condition to the execution of the Amendment, the Company agreed to grant to the Lenders and to holders of the Company's senior unsecured notes (the "Noteholders") a security interest in all of the Company's assets including, without limitation, all accounts receivable. Pursuant to the Amendment, the collateralization of the Company's assets, which would include allocation of such collateral between the Lenders and the Noteholders, is to be completed on or before July 30, 2001, and the Lenders and Noteholders are to enter into an intercreditor agreement on or before such date. Failure to complete such collateralization transaction may constitute an event of default under the credit agreement, as amended. The Company had previously announced that it had been informed by the Lenders that they would be unwilling to renew the credit facility, which had been unsecured, upon its expiration unless the Company granted to the Lenders a security interest in its assets. In order to complete the transactions set forth in this paragraph, the Noteholders must consent to a waiver or amendment of certain financial covenants set forth in the Note Purchase Agreement dated September 1, 1998, as amended. The Company is currently in the process of seeking such Noteholder consent.

          In conjunction with the Payment, the Company entered into a letter agreement dated July 5, 2001 with the Lenders (the "Letter Agreement"), pursuant to which the Lenders waived default under certain financial covenants of the Amendment, including the provision that outstanding cash borrowings under the credit facility not exceed $8,000,000 in the aggregate as of the date of the Amendment. A copy of the Letter Agreement is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 7.   Financial Statements, PRO FORMA Financial Information and Exhibits
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          (a) Financial Statements of Businesses Acquired. None

          (b) Pro Forma Financial Information. None

          (c) Exhibits.

Exhibit Number               Description
--------------               -----------


  10.1 Third Amendment to Amended and Restated Credit Agreement dated as of June 29, 2001 by and among the Company, the Lenders to the Credit Agreement, Wells Fargo Bank Northwest, N.A., as administrative agent for the Lenders, and Bank One, NA, as documentation agent for the Lenders


  10.2 Letter Agreement dated July 5, 2001 among the Company, Wells Fargo Bank Northwest, N.A. and Bank One, NA

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SOS STAFFING SERVICES, INC.
                                      By: /s/Kevin Hardy
                                          ---------------------
                                            Name:  Kevin Hardy
                                            Title: Sr. Vice President
                                                   and Chief Financial Officer

Dated:  July 13, 2001

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number    Description                                              Page
--------------    -----------                                              ----
  10.1            Third Amendment to Amended and Restated Credit
                  Agreement dated as of June 29, 2001 by and among the Company, the Lenders to the Credit Agreement, Wells Fargo Bank Northwest, N.A., as administrative agent for the Lenders, and Bank
                  One, NA, as documentation agent for the Lenders


  10.2            Letter Agreement dated July 5, 2001 among the
                  Company, Wells Fargo Bank Northwest, N.A. and
                  Bank One, NA